Transactions	12 Months Ended
Dec. 31, 2023
Disclosure of significant transactions [abstract]
Transactions
6. Transactions

a) Sale of Steelmaking Coal Business

On November 13, 2023, we announced our agreement to sell our interest in our steelmaking coal business, EVR, through a sale of a majority stake to Glencore and a sale of a minority stake to NSC and POSCO.

Glencore will acquire 77% of EVR for US$6.9 billion in cash, payable to us at closing of the Glencore transaction, subject to customary closing adjustments. At closing of the Glencore transaction, Glencore will acquire from us any remaining receivable that is payable to Teck by EVR.

Closing of the sale of the majority interest in EVR to Glencore remains subject to receipt of competition approvals in several jurisdictions and approval under the Investment Canada Act (Note 4(a)).

NSC agreed to acquire a 20% interest in EVR in exchange for its current 2.5% interest in our Elkview Operations plus US$1.3 billion in cash payable to Teck at closing of the NSC transaction. POSCO agreed to exchange its 2.5% interest in our Elkview Operations and its 20% interest in the Greenhills Operations for a 3% interest in EVR. Teck will continue to operate the steelmaking coal business and will retain substantially all cash flows from the steelmaking coal business until closing of the Glencore transaction.

On January 3, 2024, the NSC and POSCO transactions were completed. These transactions will be accounted for as equity transactions with non-controlling interests.

b) San Nicolás Arrangement

On April 6, 2023, we closed the transaction with Agnico Eagle Mines Limited (Agnico Eagle), forming a 50:50 joint arrangement to advance the San Nicolás copper-zinc development project located in Zacatecas, Mexico. Agnico Eagle has agreed to subscribe for a 50% interest in San Nicolás for US$580 million, to be contributed as study and development costs are incurred by San Nicolás.

We concluded that San Nicolás is a joint operation where we share joint control with Agnico Eagle due to the key facts that Teck and Agnico Eagle are obligated for their share of the outputs of the arrangement, and that Teck and Agnico Eagle are required to fund their respective share of cash flows to the arrangement. We account for our interest in the joint operation by recording our share of the respective assets, liabilities, revenue and expenses and cash flows. As contributions are made by Agnico Eagle to San Nicolás, their incremental contributions will result in an increase in their share ownership and a reduction in our share ownership until Agnico Eagle has achieved a 50% interest in San Nicolás. At December 31, 2023, we had 91% and Agnico Eagle had 9% of share ownership.

We recognized a gain of $5 million in other operating income (expense) (Note 10), attributable to Agnico Eagle's initial subscription and incremental contributions, totaling an aggregate of 9% of the project during 2023.
6. Transactions (continued)

c) Quintette Sale Transaction

On February 16, 2023, we closed the transaction with Conuma Resources Limited (Conuma) to sell all the assets and liabilities of the Quintette steelmaking coal mine in northeastern British Columbia. In exchange for the sale of the Quintette steelmaking coal mine, Conuma has agreed to pay in cash $120 million of staged payments over 36 months and an ongoing 25% net profits interest royalty, first payable after Conuma recovers its initial construction investments in Quintette.

We accounted for this transaction by recognizing:

•Cash of $30 million related to a non-refundable deposit and cash received upon closing
•A financial receivable of $69 million recorded as part of financial and other assets, which reflects the fair value of the staged payments at the close of the transaction
•A mineral interest royalty in the amount of $200 million recorded as part of property, plant and equipment that is a non-cash investing transaction and reflects the fair value of the royalty interest on closing of the transaction. The key facts and circumstances that resulted in concluding the royalty should be accounted for as a mineral interest were the alignment of cash flow risks and returns with the existing mine plan and that payments will only occur during the life of the mine.

We recognized a pre-tax gain of approximately $75 million ($50 million post-tax) in other operating income (expense) upon closing of this transaction (Note 10).

d) Mesaba Arrangement

On February 15, 2023, we closed the transaction with PolyMet, forming a 50:50 joint arrangement to advance PolyMet's NorthMet project and Teck's Mesaba mineral deposit. The joint arrangement is held and operated through a new entity named NewRange Copper Nickel LLC.

We concluded that NewRange is a joint operation where we share joint control with PolyMet due to the key facts that Teck and PolyMet are obligated for their share of the outputs of the arrangement, and that Teck and PolyMet are required to fund their respective share of cash flows to the arrangement. We account for our interest in the joint operation by recording our share of the respective assets, liabilities, revenue and expenses and cash flows.

We concluded that both parties contributed groups of assets that do not constitute businesses in the formation of the NewRange joint operation and we recorded $232 million of property, plant and equipment and $16 million of intangibles in a non-cash investing transaction. We have measured the fair value of the assets and liabilities contributed by PolyMet through reference to market share price data, adjusted for transaction-specific factors, which is classified as a Level 3 measurement within the fair value measurement hierarchy (Note 32).

We recognized a pre-tax gain of approximately $191 million ($142 million post-tax) in other operating income (expense) upon closing of this transaction (Note 10). The gain was determined by calculating 50% of the fair value of the NorthMet project contributed by PolyMet, less 50% of the carrying value of the Mesaba mineral deposit contributed by Teck.